Exhibit 99.1

RESOURCE

RESOURCE REIT, INC.

SUPPLEMENTAL OPERATING & FINANCIAL INFORMATION

Q2 2021

August 31, 2021

The Estates at Johns Creek, GA

81 Fifty at West Hills, OR

The Palmer at Las Colinas, TX

1

RESOURCE REIT, INC.

TABLE OF CONTENTS

Company Information	3

Forward-Looking Statements	4

Presentation of Operating Data and Financial Information	4

Second Quarter 2021 Financial Results	6

Consolidated Balance Sheets – As reported on Form 10-Q (filed August 10, 2021)	11

Consolidated Statements of Operations – As reported on Form 10-Q (filed August 10, 2021)	12

Supplemental and Combined Consolidated Statements of Operations	13

Supplemental and Combined Financial & Operating Highlights	14

Supplemental and Combined FFO & Core FFO Reconciliation	15

Supplemental and Combined Adjusted EBITDA Reconciliation and Interest Coverage Ratio	16

Supplemental and Combined Same Store Portfolio Net Operating Income Reconciliation	17

Supplemental and Combined Same Store Portfolio Net Operating Income by State Three Months Ended June 30, 2021 and 2020	18

Supplemental and Combined Same Store Portfolio Net Operating Income by State Six Months Ended June 30, 2021 and 2020	19

Supplemental Portfolio Information	20

Supplemental Mortgage Notes Payable Summary Information	21

Supplemental Debt Summary	22

Supplemental Debt Covenants and Encumbered Asset Information	23

Supplemental and Combined Capital Analysis	24

Supplemental and Combined Capital Expenditures	25

Non-GAAP Financial Measures and Other Definitions	26

RESOURCE REIT, INC.

Resource REIT, Inc.

June 30, 2021

Company Information:

Resource REIT, Inc. (“RRE” or the “Company”) is a real estate investment trust that owns and operates multifamily apartment properties across the United States. RRE’s targeted portfolio consists primarily of suburban “Class B” multifamily assets in highly desirable submarkets of growth-oriented MSAs. After the acquisition of a new multifamily apartment property, the Company often seeks to invest additional capital in the property to enhance its marketability and value (properties receiving additional capital are referred to herein as “value add properties”). In addition, the Company may invest in other real estate assets or debt secured by real estate assets. The Company continually monitors the composition and performance of its portfolio of optimized, renovated properties and pursues sales opportunities that will maximize returns for stockholders. More information may be found on the Company’s website at www.resourcereit.com, under the “Investor Relations” tab.

Corporate Headquarters

1845 Walnut Street, 17th Floor

Philadelphia, PA 19103

212 546-5005

RESOURCE REIT, INC.

Forward-Looking Statements

This supplement contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and includes this statement for purposes of complying with these safe harbor provisions. Forward-looking statements relate to expectations, beliefs, projections, future plans and strategies, anticipated events or trends and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “could,” “estimate,” “expects,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “will” and “would” or the negative of these terms or other comparable terminology. You should not rely on forward-looking statements since they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond the Company’s control and which could materially affect its results of operations, financial condition, cash flows, performance or future achievements or events. Factors that could cause actual results to differ materially from these expectations include, but are not limited to, the risks discussed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, as updated by the Company’s subsequent reports filed with the Securities and Exchange Commission, including the continuing adverse effect of the current pandemic of the novel coronavirus (“COVID-19”) on the financial condition, results of operations, cash flows and performance of the Company, its tenants and the real estate market, global economy and financial markets generally. See “COVID-19 Pandemic” below. Actual results may differ materially from those contemplated by such forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The Company undertakes no obligation to publicly revise or update these forward-looking statements to reflect events or circumstances after the date of this supplement, except as may be required under applicable law.

Presentation of Operating Data and Financial Information

On January 28, 2021, Resource Real Estate Opportunity REIT, Inc. (“REIT I”), Resource Real Estate Opportunity REIT II, Inc. (“REIT II”) and Resource Apartment REIT III, Inc. (“REIT III”) completed the merger described in Note 1 of the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (the “Merger”). In the Merger, the Company (f/k/a REIT II) was the legal acquirer and REIT I was the accounting acquirer for financial reporting purposes.

Historical Financial Results

The Company’s historical unaudited Consolidated Balance Sheets as of June 30, 2021 and December 31, 2020 and Consolidated Statements of Operations for the three and six months ended June 30, 2021 and 2020 (all as reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021) included herein present the actual financial condition and results of operations for REIT I prior to the Merger closing on January 28, 2021 and the combined entity for periods after the Merger closing. For this reason, the historical period to period comparisons may not be meaningful as the Merger represents a significant business combination for the Company.

Supplemental and Combined Financial Results

The Company’s “supplemental” unaudited financial information included herein presents: (i) the Company’s actual financial condition as of March 31, 2021 and June 30, 2021 and (ii) supplemental results of operations for the Company for the three months ended March 31, 2021 and the three and six months ended June 30, 2021, as if the Merger occurred on January 1, 2021. The Company’s “combined” unaudited financial information included herein presents the combined financial condition and results of operations for REIT I, REIT II and REIT III as of and for the three and six months ended June 30, 2020 (as aggregated from the information reported in their respective Quarterly Reports on Form 10-Q for the quarter ended June 30, 2020). The supplement information has been prepared to give effect to the Merger as if it occurred on January 1, 2021, such that for the period from January 1, 2021 through January 28, 2021, the actual results of operations for REIT II and REIT III have been combined with the actual results of operations for REIT I during the period immediately prior to the Merger, depreciation and amortization and amortization of fair value adjustments related to assumed debt at the Merger have been adjusted to reflect the Merger as of January 1, 2021, and the information for the period after January 28, 2021 reflects the actual results of the combined company. The supplement information does not reflect pro forma financial statements as prepared in compliance with

RESOURCE REIT, INC.

Article 11 of Regulation S-X as it does not reflect the Merger as of the earliest date reported (January 1, 2020). The combined information for periods during 2020 is presented on a combined basis whereby the combined financial condition and results of operations for REIT I, REIT II and REIT III have been aggregated based on the financial information reported by each respective company in its Quarterly Report on Form 10-Q for the periods. Management believes the supplemental and combined period to period comparisons may be more meaningful to investors as it presents financial information for all three companies which merged into the Company.

RESOURCE REIT, INC.

Resource REIT, Inc.

Second Quarter 2021 Financial Results

Operating Data and Financial Results

Second Quarter Highlights

•

Net income attributable to common stockholders of $6.4 million, or $0.04 per common share-diluted, for the three months ended June 30, 2021, as compared to a net loss attributable to common stockholders of ($6.5) million, or ($0.08) per common share-diluted, for the three months ended June 30, 2020.

•	Total revenues increased 88% to $62.1 million for the three months ended June 30, 2021, as compared to $33.0 million for the three months ended June 30, 2020.

•	One property sold for $49.8 million resulting in net proceeds of $24.1 million.

•	Quarterly dividend of $0.07 per share of common stock paid on June 30, 2021.

Key Financial Measures

•	The table below sets forth the Company’s net income (loss) attributable to common stockholders, FFO and Core FFO, each on a per share basis, for the three and six months ended June 30, 2021 and 2020:

	Three Months Ended		Six Months Ended
Per Share	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Net income (loss) - diluted	$0.04	$(0.08)	$(0.07)	$(0.18)
FFO - diluted	$0.07	$0.08	$0.09	$0.13
Core FFO - diluted	$0.10	$0.08	$0.20	$0.14

Please see the section entitled “Non-GAAP Financial Measures and Other Definitions” in this supplement for definitions of capitalized terms. Definitions of non-GAAP financial measures, including FFO and Core FFO, are included together with reconciliations of such measures to the Consolidated Statements of Operations on page 13.

Supplemental and Combined Operating Data and Financial Results

Results below are presented on a supplemental basis for the three months ended March 31, 2021 and the three and six months ended June 30, 2021, as if the Merger occurred on January 1, 2021, and a combined basis for the three and six months ended June 30, 2020:

Financial Results

•

Supplemental net income attributable to common stockholders of $7.0 million, or $0.04 per common share-diluted, for the three months ended June 30, 2021, as compared to a combined net loss attributable to common stockholders of ($15.3) million, or ($0.10) per common share-diluted, for the three months ended June 30, 2020.

•

Supplemental FFO increased 16% to $11.6 million, or $0.07 per common share-diluted, for the three months ended June 30, 2021, as compared to combined FFO of $10.0 million, or $0.06 per common share-diluted, for the three months ended June 30, 2020.

•

Supplemental Core FFO increased 47% to $16.2 million, or $0.10 per common share-diluted, for the three months ended June 30, 2021, as compared to combined Core FFO of $11.0 million, or $0.07 per common share-diluted, for the three months ended June 30, 2020.

RESOURCE REIT, INC.

•

Supplemental Adjusted EBITDA increased 27% to $27.9 million for the three months ended June 30, 2021, as compared to a combined Adjusted EBITDA of $22.0 million for the three months ended June 30, 2020.

Portfolio Performance

•	Supplemental Rental income grew 4.4% to $62.1 million for the three months ended June 30, 2021, as compared to combined rental income of $59.5 million for the three months ended June 30, 2020.

•

Supplemental Same Store NOI before property management fees increased 5.6% to $35.8 million for the three months ended June 30, 2021, as compared to combined Same Store NOI before property management fees of $33.9 million for the three months ended June 30, 2020.

•

Supplemental Same Store property operating margin before property management fees improved 60 basis points to 57.6% for the three months ended June 30, 2021, as compared to a combined Same Store property operating margin before property management fees of 57.0% for the three months ended June 30, 2020.

•

Supplemental Portfolio occupancy increased 290 basis points to 95.2% and supplemental portfolio average rent increased 1.8% to $1,325 for the three months ended June 30, 2021, as compared to combined results of 92.3% portfolio occupancy and portfolio average rent of $1,301, respectively, for the three months ended June 30, 2020.

Please see the section entitled “Non-GAAP Financial Measures and Other Definitions” in this supplement for definitions of capitalized terms. Definitions of non-GAAP financial measures, including FFO and Core FFO, are included together with reconciliations of such measures to the Consolidated Statements of Operations on page 13.

RESOURCE REIT, INC.

Same Store Property Operating Results

The table below reflects supplemental Same Store property results for the three months ended March 31, 2021 and the three and six months ended June 30, 2021 and combined Same Store property results for the three and six months ended June 30, 2020:

(Dollars in thousands, except rent per unit)	Three Months Ended			Six Months Ended			Three Months Ended
	June 30, 2021	June 30, 2020	Variance	June 30, 2021	June 30, 2020	Variance	March 31, 2021
Operating Results:
Rental income (1)	$62,093	$59,462	4.4%	$123,157	$119,293	3.2%	$61,064
Property operating expenses (1)	26,320	25,591	2.8%	52,733	50,535	4.3%	26,413

Net operating income (“NOI”) before property management fees (2)	35,773	33,871	5.6%	70,424	68,758	2.4%	34,651
Property management fees	1,679	2,620	-35.9%	3,321	5,292	-37.2%	1,642

Net operating income after property management fees (2)	34,094	31,251	9.1%	67,103	63,466	5.7%	33,009
Average Occupancy	95.2%	92.3%	2.9%	95.0%	92.8%	2.2%	94.8%
Net effective rent per occupied unit	$1,325	$1,301	1.8%	$1,316	$1,297	1.5%	$1,307
NOI Margin before property management fees (%)	57.6%	57.0%	0.6%	57.2%	57.6%	-0.4%	56.7%
NOI Margin after property management fees (%)	54.9%	52.6%	2.3%	54.5%	53.2%	1.3%	54.1%

(1)	Excludes activity for Non-Same Store properties.
(2)	Same Store portfolio consists of 51 properties, which represent 14,995 units, for the three months ended March 31, 2021 and three and six months ended June 30, 2021 and 2020, respectively.

Please see the section entitled “Non-GAAP Financial Measures and Other Definitions” in this supplement for definitions of non-GAAP financial measures, including NOI.

COVID-19 Pandemic

One of the most significant risks and uncertainties facing the Company and the real estate industry generally continues to be the effect of the ongoing public health crisis of the COVID-19 pandemic. The Company continues to closely monitor the impact of the COVID-19 pandemic on all aspects of its business, including how the pandemic is impacting its tenants. The Company did not experience significant disruptions from the COVID-19 pandemic during the three and six months ended June 30, 2021; however, a small percentage of its tenants have submitted pandemic-related rent deferral requests. The Company is evaluating each tenant rent relief request on an individual basis, considering a number of factors. Not all tenant rent relief requests will ultimately result in modified agreements, nor is the Company forgoing its contractual rights under its lease agreements. As of June 30, 2021, the number and dollar value of the Company’s executed tenant rent relief plans are not significant.

The extent to which the COVID-19 pandemic will continue to impact the Company’s operations and those of its tenants depends on future developments, including the scope, severity and duration of the pandemic, the actions taken to contain the pandemic or mitigate its impact, and the direct and indirect economic effects of the pandemic and containment measures, none of which can be predicted with confidence. The Company is unable to predict the ultimate impact that the pandemic will have on its financial condition, results of operations and cash flows due to numerous uncertainties.

RESOURCE REIT, INC.

During the three months ended June 30, 2021, the Company’s net bad debt was $908,000. The table below presents additional details on the supplemental components of bad debt for the three months ended March 31, 2021 and June 30, 2021 and combined components of bad debt for the three months ended June 30, 2020:

Components of Bad Debt (1)	Q2 2021		Q2 2020		Q1 2021
(Dollars in thousands)	Amount	Percentage	Amount	Percentage	Amount	Percentage
Operating Results:
Charge-offs	$557	0.9%	$225	0.4%	$570	0.9%
Bad Debt Recoveries	(233)	-0.4%	(140)	-0.2%	(202)	-0.3%
Provision for bad debt	584	0.9%	33	0.1%	520	0.9%

Net bad debt	908	1.4%	118	0.3%	888	1.5%

(1)	Percentages are a percentage of total rental income. Bad Debt is recorded as a reduction to rental income in our consolidated statements of operations.

Portfolio Operating Statistics

The table below reflects the supplemental Portfolio Operating Statistics for the three months ended March 31, 2021 and June 30, 2021 and combined Portfolio Operating Statistics for the three months ended June 30, 2020:

(Dollars in thousands, except rent per unit)	Q2 2021	Q2 2020	Q1 2021
Rental income	$62,105	$59,475	$61,070
Property operating expenses	26,345	25,480	26,396

Net operating income before property management fees	35,760	33,995	34,674
Property management fees	1,679	2,621	1,642

Net operating income after property management fees	34,081	31,374	33,032
NOI Margin before property management fees (%)	57.6%	57.2%	56.8%
NOI Margin after property management fees (%)	54.9%	52.8%	54.1%
Collections - 30 day	95.6%	98.4%	95.2%
Total rent collected, as a percentage of rent billed (1)	96.7%	N/A	97.8%
Average occupancy	95.2%	92.3%	94.8%
Net effective rent per occupied unit	$1,325	$1,301	$1,307
Resident retention rate	51.7%	56.3%	53.3%

(1)	Includes rents collected for all periods presented through June 30, 2021.

Please see the section entitled “Non-GAAP Financial Measures and Other Definitions” in this supplement for definitions of non-GAAP financial measures, including NOI.

Disposition Activity

On June 29, 2021, the Company completed the sale of Evergreen at Coursey Place, a 352-unit apartment community located in Baton Rouge, LA. Gross sale proceeds totaled $49.8 million, resulting in net proceeds of $24.1 million and a gain of $18.7 million.

RESOURCE REIT, INC.

Financial Liquidity

As of June 30, 2021, the Company had a total liquidity position of approximately $251.1 million, which includes $174.6 million of unrestricted cash and $76.5 million of additional capacity under the Company’s secured revolving credit facility.

Capital Expenditures - Supplemental

For the three months ended June 30, 2021, recurring capital expenditures were $1.2 million, or $80 per unit, non-recurring capital expenditures were $2.6 million, or $172 per unit, and value-add capital expenditures were $732,000, or $49 per unit. For the six months ended June 30, 2021, recurring capital expenditures were $2.1 million, or $139 per unit, non-recurring capital expenditures were $3.6 million, or $239 per unit, and value-add capital expenditures were $1.2 million, or $77 per unit.

Distributions

On May 11, 2021, the Company’s Board of Directors declared a cash distribution of $0.07 per share for the second quarter of 2021, which was paid on June 30, 2021 to stockholders of record at the close of business on June 29, 2021.

Selected Financial Information

See the tables on the following pages for selected financial information for Resource REIT, Inc.

RESOURCE REIT, INC.

The following tables present the historical financial statements reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2021 (filed August 10, 2021):

Resource REIT, Inc.

Consolidated Balance Sheets

(in thousands, except share data)

	June 30, 2021	December 31, 2020
	(unaudited)
ASSETS
Investments:
Rental properties, net	$2,128,052	$897,975
Identified intangible assets, net	1,043	5

Total investments	2,129,095	897,980
Cash	174,604	70,015
Restricted cash	18,779	14,769

Subtotal- cash and restricted cash	193,383	84,784
Due from related parties	—	2,763
Tenant receivables, net of allowance of $2,310 and $774, respectively	1,000	516
Prepaid expenses and other assets	14,562	6,000
Goodwill	154,667	154,935
Operating lease right-of-use assets	2,873	3,180

Total assets	$2,495,580	$1,150,158

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$1,554,165	$825,986
Accounts payable and accrued expenses	19,687	12,677
Accrued real estate taxes	15,832	7,370
Due to related parties	3,022	20,245
Tenant prepayments	2,125	1,210
Security deposits	5,136	2,860
Operating lease liabilities	2,901	3,190

Total liabilities	$1,602,868	$873,538

Equity:
Preferred stock, par value $.01; 10,000,000 shares authorized, none issued	—	—
Common stock, par value $.01; 1,000,000,000 shares authorized; 158,009,186 and 86,075,442 shares issued and outstanding (including 1,044,963 and 790,272 of unvested restricted shares, respectively)	1,580	861
Convertible stock; par value $.01; 50,000 shares authorized; 50,000 and 49,935 shares issued and outstanding, respectively	1	1
Additional paid-in capital	1,267,069	618,074
Accumulated other comprehensive income (loss)	(16)	(391)
Accumulated deficit	(502,025)	(469,736)

Total stockholders’ equity	766,609	148,809

Noncontrolling interest	126,103	127,811

Total equity	892,712	276,620

Total liabilities and equity	$2,495,580	$1,150,158

RESOURCE REIT, INC.

Resource REIT, INC.

Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Revenues:
Rental income	$62,105	$32,991	$115,505	$66,367
Property management fee income - related parties	—	—	342	—
Asset management fee income - related parties	—	—	833	—
Other revenue	—	—	37	—

Total revenues	62,105	32,991	116,717	66,367

Expenses:
Property operating expenses	16,923	9,025	31,811	18,259
Real estate taxes	7,960	4,443	15,185	8,831
Acquisition costs	—	—	—	113
Property management fees - third party	1,679	—	3,321	—
Management fees - related party	—	4,547	—	9,130
Casualty loss	618	52	918	203
General and administrative	6,875	2,410	15,894	5,046
Loss on disposal of assets	308	112	418	221
Depreciation and amortization expense	27,947	13,006	51,050	26,167

Total expenses	62,310	33,595	118,597	67,970

Loss before other income (expense)	(205)	(604)	(1,880)	(1,603)
Other income (expense):
Interest expense	(10,898)	(6,260)	(25,430)	(14,140)
Interest income	6	41	21	99
Gain on sale of rental property	18,734	—	18,734	—
Gain on sale of land easement	—	290	—	290
Insurance proceeds in excess of cost basis	143	36	161	36

Total other income (expense)	7,985	(5,893)	(6,514)	(13,715)

Income (loss) before income taxes	7,780	(6,497)	(8,394)	(15,318)
Provision for income taxes	(3)	—	(206)	—

Net income (loss)	$7,777	$(6,497)	$(8,600)	$(15,318)
Preferred return to preferred OP unit holders	(1,120)	—	(2,240)	—

Net income (loss) after preferred return	6,657	(6,497)	(10,840)	(15,318)
Less: Allocation of income to preferred unit holders attributable to noncontrolling interest	52	—	111	—
Less: Net (income) loss attributable to noncontrolling interest	(357)	—	508	—

Net income (loss) attributable to common stockholders	$6,352	$(6,497)	$(10,221)	$(15,318)

Weighted average common shares outstanding- basic	156,780	85,708	146,075	85,500
Weighted average common shares outstanding- diluted	156,822	85,708	146,075	85,500

Net income (loss) per common share- BASIC	$0.04	$(0.08)	$(0.07)	$(0.18)

Net income (loss) per common share- DILUTED	$0.04	$(0.08)	$(0.07)	$(0.18)

RESOURCE REIT, INC.

The following tables present supplemental results for the three months ended March 31, 2021 and the three and six months ended June 30, 2021 (as if the Merger occurred on January 1, 2021) and combined results for the three and six months ended June 30, 2020 (combined results of REIT I, REIT II and REIT III as reported in their respective Quarterly Reports on Form 10-Q for the quarter ended June 30, 2020):

Resource REIT, INC.

Supplemental and Combined Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Six Months Ended		Three Months Ended
	June 30,		June 30,		March 31,
	2021 (1)	2020 (2)	2021 (1)	2020 (2)	2021 (1)
Revenues:
Rental income	$62,105	$59,475	$123,175	$119,347	$61,070
Other revenue	—	—	37	—	37

Total revenues	62,105	59,475	123,212	119,347	61,107

Expenses:
Property operating expenses	16,923	15,833	33,664	31,576	16,741
Real estate taxes	7,960	8,097	16,275	16,116	8,315
General and administrative- property	1,462	1,550	2,802	2,751	1,340

Property operating expenses before property management fees	26,345	25,480	52,741	50,443	26,396
Property management fees - third party	1,679	—	3,321	—	1,642
Property management fees - related party	—	2,621	—	5,294	—

Property operating expenses including property management fees	28,024	28,101	56,062	55,737	28,038
Acquisition costs	—	—	—	113	—
Management fees - related party	—	5,961	—	11,778	—
Transaction costs	—	—	7,822	—	7,822
Casualty Loss	618	450	924	1,102	306
General and administrative	5,413	3,163	13,767	7,032	8,354
Loss on disposal of assets	308	213	426	514	118
Depreciation and amortization expense	27,302	25,297	55,805	50,873	28,503

Total expenses	61,665	63,185	134,806	127,149	73,141

Loss before other income (expense)	440	(3,710)	(11,594)	(7,802)	(12,034)
Other income (expense):
Interest expense	(10,898)	(11,964)	(26,850)	(26,914)	(15,952)
Interest income	6	53	22	148	16
Gain on sale of rental property	18,734	—	18,734	530	—
Gain on sale of land easement	—	290	—	290	—
Insurance proceeds in excess of cost basis	143	36	161	36	18

Total other income (expense)	7,985	(11,585)	(7,933)	(25,910)	(15,918)

Net income (loss)	8,425	(15,295)	(19,527)	(33,712)	(27,952)

Allocation of income to preferred unit holders	(1,120)	—	(2,240)	—	(1,120)

Net income (loss) after preferred unit distributions	7,305	(15,295)	(21,767)	(33,712)	(29,072)
Less: Allocation of income to preferred unit holders attributable to noncontrolling interest	52	—	103	—	51
Less: Net (income) loss attributable to noncontrolling interest	(387)	—	897	—	1,284

Net income (loss) attributable to common stockholders	$6,970	$(15,295)	$(20,767)	$(33,712)	$(27,737)

Weighted average common shares outstanding - basic (3)	156,780	157,270	156,726	156,992	156,671
Weighted average common shares outstanding - diluted (3)	156,822	157,270	156,749	156,992	156,676

Net income (loss) per common share - BASIC	$0.04	$(0.10)	$(0.13)	$(0.21)	$(0.18)

Net income (loss) per common share - DILUTED	$0.04	$(0.10)	$(0.13)	$(0.21)	$(0.18)

(1)	Assumes merger occurred on January 1, 2021.
(2)	Reflects combined results of REIT I, REIT II and REIT III.
(3)	Shares have been adjusted for the 2020 periods shown by the same exchange ratio used for the merger of REIT I, REIT II and REIT III.

RESOURCE REIT, INC.

Supplemental and Combined Financial & Operating Highlights

(Dollars in thousands, except per share and rent per unit data)	Three Months Ended
	June 30,	June 30,	March 31,
	2021	2020	2021
Selected Financial Information
Operating Statistics:
Net income (loss) attributable to common stockholders	$6,970	$(15,295)	$(27,737)
Net income (loss) per common share - diluted	$0.04	$(0.10)	$(0.18)
Rental income	$62,105	$59,475	$61,070
Property operating expenses	$28,024	$28,101	$28,038
Net Operating Income	$34,081	$31,374	$33,032
Net Operating Income Margin (%)	54.9%	52.8%	54.1%
Adjusted EBITDA	$27,891	$21,966	$24,325
Funds From Operations	$11,578	$9,999	$(4,766)
FFO per diluted share	$0.07	$0.06	$(0.03)
Core Funds From Operations	$16,206	$11,043	$15,328
Core FFO per share	$0.10	$0.07	$0.10
Core FFO payout ratio (%)	68.1%	0.0%	72.0%
Dividends to common shareholders	$11,039	$—	$11,029
Dividends to preferred unitholders	$1,120	$—	$1,120
Dividends per share, per quarter (common)	$0.07	$—	$0.07
Dividends per share, annualized (common)	$0.28	$—	$0.28
Dividend yield on NAV (%) (common)	3.1%	0.0%	3.1%
DRIP (%)	24.2%	0.0%	22.6%
DRIP shares (1)	311	—	289
Shares redeemed (1)	149	255	306
Shares redeemed, price	$9.06	$10.01	$9.08
NAV (1), (2)	$1,497,159	$1,425,588	$1,497,159
NAV, per share (1), (2)	$9.06	$9.12	$9.06

Portfolio Data:
Total gross assets	$2,833,511	$2,431,373	$2,848,794
Mortgage notes payable, net	$1,554,165	$1,493,190	$1,582,382
Cash balance	$174,604	$108,543	$147,078
Total number of properties	50	51	51
Total units	14,643	14,995	14,995
Collections - 30 day	95.6%	98.4%	95.2%
Total rent collected, as a percentage of rent billed (3)	96.7%	N/A	97.8%
Average occupancy	95.2%	92.3%	94.8%
Net effective rent per occupied unit	$1,325	$1,301	$1,307
Resident retention rate	51.7%	56.3%	53.3%

Liquidity:
Unrestricted cash	$174,604	$108,543	$147,078
Secured line of credit - availability	$76,507	$—	$—

Total Liquidity	$251,111	$108,543	$147,078

(1)	As reported, DRIP shares, shares redeemed and NAV for the three REITs combined, adjusted for the merger exchange ratio.
(2)	For June 30, 2021 and March 31, 2021 above, NAV information is as of January 28, 2021.
(3)	Includes rents collected for all periods presented through June 30, 2021.

RESOURCE REIT, INC.

Supplemental and Combined FFO & Core FFO Reconciliation

(Dollars in thousands, except per share data)
	Three Months Ended		Six Months Ended		Three Months Ended
	June 30,		June 30,		March 31,
	2021	2020	2021	2020	2021
Funds From Operations (FFO):
Net income (loss) attributable to common stockholders	$6,970	$(15,295)	$(20,767)	$(33,712)	$(27,737)
Less: Gain on sale of rental property (1)	(17,874)	—	(17,874)	(530)	—
Plus: Depreciation expense (1)	22,482	25,294	45,453	50,694	22,971

FFO attributable to common stockholders	11,578	9,999	6,812	16,452	(4,766)
Stock compensation expense (1)	362	—	3,245	—	2,883
Debt prepayment costs (1)	—	—	2,324	—	2,324
Acquisition fees	—	—	—	113	—
Transaction Costs (1)	—	—	7,463	—	7,463
Amortization of Intangible Lease Assets (1)	3,567	3	7,791	179	4,224
Realized loss on change in fair value of interest rate caps (1)	13	43	63	59	50
Debt premium (discount) amortization (1)	(151)	(110)	324	(220)	475
Deferring financing costs amortization (1)	385	694	2,785	1,427	2,400
Casualty losses, net of casualty gains (1)	452	414	727	1,066	275

Core FFO attributable to common stockholders	$16,206	$11,043	$31,534	$19,076	$15,328

Basic net income (loss) per common share	$0.04	$(0.10)	$(0.13)	$(0.21)	$(0.18)
Diluted net income (loss) per common share	$0.04	$(0.10)	$(0.13)	$(0.21)	$(0.18)
FFO, per diluted share (2)	$0.07	$0.06	$0.04	$0.10	$(0.03)
Core FFO per diluted share (2)	$0.10	$0.07	$0.20	$0.12	$0.10

Weighted average shares outstanding - basic	156,780	157,270	156,726	156,992	156,671
Weighted average shares outstanding - diluted (3)	156,822	157,270	156,749	156,992	156,676

(1)

Each line item is adjusted to reflect the allocation to the noncontrolling interests for the three and six months ended June 30, 2021 as follows (in thousands): gain on sale of rental property $860 and $860, depreciation expense of $1,081 and $2,187, stock compensation expense of $17 and $156, debt prepayment costs of $0 and $112, transaction costs of $0 and $359, amortization of intangible lease assets of $172 and $374, realized loss on change in fair value of interest rate caps related to extinguishments of $1 and $3, debt premium (discount) amortization of $7 and $16, deferred financing costs amortization of $19 and $134, and casualty losses, net of casualty gains of $21 and $35.

(2)	Calculated using weighted average shares outstanding – diluted.
(3)

None of the shares of convertible stock and 602,506 unvested performance based restricted stock awards are included in the diluted earnings per share calculations because the necessary conditions for conversion have not been satisfied as of either June 30, 2021 or 2020. Weighted average shares outstanding – diluted in this table, which was used to calculate FFO per share and Core FFO per share, includes 23,094 weighted average unvested restricted shares outstanding for the six months ended June 30, 2021 however, these restricted shares were excluded from the calculation of diluted net loss per common share because their effect would be antidilutive for the six months ended June 30, 2021. Income (loss) attributable to outstanding OP Common and Preferred units issued in the Self-Management Transaction are included in net (income) loss attributable to noncontrolling interest, and therefore, excluded from the calculation of earnings (loss) per common share, basic and diluted, for all periods presented. In addition, in the event of a listing of the shares of our common stock on a national securities exchange, beginning 180 days after the date of such listing, the holders of OP Preferred Units shall have the right to require us to purchase the OP Preferred Units in exchange for a number of listed shares of our common stock determined by dividing (i) the number of OP Preferred Units multiplied by the redemption price as of the date of the exchange by (ii) the volume-weighted average price of such listed shares over the 30-day period prior to the date of the exchange. The additional 7.5 million common shares that potentially could be issued for this conversion at June 30, 2021 were excluded from diluted earnings per share, FFO per share and Core FFO per share as their impact, including reflecting removal of the $1.1 million and $2.2 million preferred distribution from the numerator would be antidilutive for the three and six months ended June 30, 2021.

RESOURCE REIT, INC.

Supplemental and Combined Adjusted EBITDA Reconciliation and Interest Coverage Ratio

(Dollars in thousands)	Three Months Ended				Six Months Ended				Three Months Ended
	June 30,				June 30,				March 31,
	2021		2020		2021		2020		2021
Adjusted EBITDA:
Net income (loss) attributable to common stockholders	$6,970		$(15,295)		$(20,767)		$(33,712)		$(27,737)
Plus: Allocation of income (loss) to noncontrolling interests	335		—		(1,000)		—		(1,335)
Less: Gain on sale of rental property	(18,734)		—		(18,734)		(530)		—
Less; Debt premium (discount) amortization	(158)		110		340		220		498
Plus: Depreciation and amortization expense	27,302		25,297		55,805		50,873		28,503
Plus: Interest expense	10,638		11,117		21,089		25,208		10,451
Plus: Interest expense - preferred unit holders (1)	1,120		—		2,240		—		1,120
Plus: Deferring financing costs amortization	404		694		2,919		1,427		2,515
Plus: Realized loss on change in fair value of interest rate caps	14		43		66		59		52
Plus: Debt prepayment costs	—		—		2,436		—		2,436
Plus: Transaction Costs	—		—		7,822		—		7,822

Adjusted EBITDA	$27,891		$21,966		$52,216		$43,545		$24,325

Interest Cost:
Interest expense (2)	$12,018		$11,964		$29,090		$26,914		$17,072

INTEREST COVERAGE	2.3	x	1.8	x	1.8	x	1.6	x	1.4	x

(1)	Reported as allocation of income to preferred unit holders to noncontrolling interest on Consolidated Statements of Operations.
(2)	Includes interest expense paid to preferred unit holders.

RESOURCE REIT, INC.

Supplemental and Combined Same Store Portfolio Net Operating Income Reconciliation

(Dollars in thousands, except rent per unit)	Three Months Ended			Six Months Ended			Three Months Ended
	June 30,			June 30,			March 31,
	2021	2020	% change	2021	2020	% change	2021
Revenues:
Rental and other property revenue	$62,093	$59,462	4.4%	$123,157	$119,293	3.2%	$61,064
Property Operating Expenses:
Real estate taxes	7,960	8,097	-1.7%	16,275	16,111	1.0%	8,315
Property insurance	1,555	1,627	-4.4%	3,045	3,024	0.7%	1,490
Payroll	5,585	5,277	5.8%	11,058	10,485	5.5%	5,473
Utilities	3,541	3,316	6.8%	7,302	6,837	6.8%	3,761
Landscaping	732	743	-1.5%	1,246	1,248	-0.2%	514
Repairs and maintenance	2,701	2,345	15.2%	5,512	4,712	17.0%	2,811
Turnover	1,150	1,043	10.3%	2,096	2,025	3.5%	946
General and administrative	1,462	1,549	-5.6%	2,802	2,746	2.0%	1,340
Marketing	628	578	8.7%	1,261	1,179	7.0%	633
Other expenses	1,006	1,016	-1.0%	2,136	2,168	-1.5%	1,130

Total property operating expenses	26,320	25,591	2.8%	52,733	50,535	4.3%	26,413
Property management fees	1,679	2,620	-35.9%	3,321	5,292	-37.2%	1,642

Same Store net operating income (1)	$34,094	$31,251	9.1%	$67,103	$63,466	5.7%	$33,009

Same Store NOI margin	54.9%	52.6%	2.3%	54.5%	53.2%	1.3%	54.1%
Average occupancy	95.2%	92.3%	2.9%	95.0%	92.8%	2.2%	94.8%
Net effective rent per occupied unit	$1,325	$1,301	1.8%	$1,316	$1,297	1.5%	$1,307
Reconciliation of Same Store net operating income to net income (loss) attributable to common stockholders
Same Store net operating income	34,094	31,251		67,103	63,466		33,009
Non-Same Store net operating income	(13)	123		10	144		23

Total NOI	$34,081	$31,374		$67,113	$63,610		$33,032
Other (expense) income:
Casualty loss	(618)	(450)		(924)	(1,102)		(306)
Acquisition costs	—	—		—	(113)		—
Transaction costs	—	—		(7,822)	—		(7,822)
Management fees - related party	—	(5,961)		—	(11,778)		—
General and administrative	(5,413)	(3,163)		(13,767)	(7,032)		(8,354)
Loss on disposal of assets	(308)	(213)		(426)	(514)		(118)
Depreciation and amortization expense	(27,302)	(25,297)		(55,805)	(50,873)		(28,503)
Interest expense	(10,898)	(11,964)		(26,850)	(26,914)		(15,952)
Interest income	6	53		22	148		16
Gain on sale of rental property	18,734	—		18,734	530		—
Gain on sale of land easement	—	290		—	290		—
Management fee and other income	—	—		37	—		37
Insurance proceeds in excess of cost basis	143	36		161	36		18

Total other expense (income)	(25,656)	(46,669)		(86,640)	(97,322)		(60,984)

Net income (loss)	$8,425	$(15,295)		$(19,527)	$(33,712)		$(27,952)

Allocation of income to preferred unit holders	(1,120)	—		(2,240)	—		(1,120)

Net income (loss) after preferred unit distributions	7,305	(15,295)		(21,767)	(33,712)		(29,072)

Less: Allocation of income to preferred unit holders attributable to noncontrolling interest	52	—		103	—		51
Less: Net loss attributable to noncontrolling interest	(387)	—		897	—		1,284

Net income (loss) attributable to common stockholders	$6,970	$(15,295)		$(20,767)	$(33,712)		$(27,737)

(1)	Same Store portfolio consists of 51 properties (including Evergreen at Coursey Place which was sold on June 29, 2021), which represent 14,995 units.

RESOURCE REIT, INC.

Supplemental and Combined Same Store Portfolio Net Operating Income by State

THREE MONTHS ENDED JUNE 30, 2021 AND 2020

(Dollars in thousands, except rent per unit)

						Property Operating									Net Effective Rent
			Rental Income			Expenses (1)			Net Operating Income			Average Occupancy			Per Occupied Unit
	Number of				%			%			%			%			%
State	Properties	Units	2021	2020	Change	2021	2020	Change	2021	2020	Change	2021	2020	Change	2021	2020	Change
Alabama	2	480	$1,649	$1,516	8.8%	$845	$770	9.7%	$804	$746	7.8%	96.8%	92.0%	4.8%	$1,008	$993	1.5%
Arizona	2	866	3,307	2,928	12.9%	1,110	1,111	-0.1%	2,197	1,817	20.9%	97.1%	93.4%	3.7%	1,201	1,106	8.6%
California	2	694	3,947	3,919	0.7%	1,642	1,592	3.1%	2,305	2,327	-0.9%	95.9%	92.4%	3.5%	1,979	1,913	3.4%
Colorado	4	1,016	4,680	4,600	1.7%	1,655	1,686	-1.8%	3,025	2,914	3.8%	92.6%	91.6%	1.0%	1,507	1,518	-0.7%
Florida	4	984	4,081	3,713	9.9%	1,900	1,901	-0.1%	2,181	1,812	20.4%	97.2%	91.6%	5.5%	1,267	1,234	2.7%
Georgia	7	1,790	7,797	7,453	4.6%	3,601	3,499	2.9%	4,196	3,954	6.1%	95.7%	92.0%	3.7%	1,374	1,362	0.9%
Illinois	4	1,251	6,070	5,673	7.0%	2,394	2,619	-8.6%	3,676	3,054	20.4%	97.2%	91.5%	5.7%	1,561	1,544	1.1%
Louisiana (2)	1	352	1,092	1,086	0.6%	567	510	11.2%	525	576	-8.9%	96.9%	95.3%	1.5%	947	969	-2.2%
Minnesota	2	739	2,985	3,044	-1.9%	1,385	1,374	0.8%	1,600	1,670	-4.2%	96.3%	94.4%	1.8%	1,330	1,284	3.5%
North Carolina	2	623	2,301	2,246	2.4%	946	990	-4.4%	1,355	1,256	7.9%	93.7%	93.2%	0.4%	1,200	1,179	1.7%
Ohio	1	156	720	721	-0.1%	288	231	24.7%	432	490	-11.8%	91.7%	93.6%	-1.9%	1,361	1,270	7.1%
Oregon	2	545	2,404	2,330	3.2%	985	1,000	-1.5%	1,419	1,330	6.7%	96.1%	92.7%	3.4%	1,410	1,414	-0.2%
Pennsylvania	1	133	674	617	9.2%	383	313	22.4%	291	304	-4.3%	96.4%	91.0%	5.4%	1,453	1,416	2.6%
Texas	14	4,769	17,884	17,305	3.3%	9,138	9,449	-3.3%	8,746	7,856	11.3%	94.3%	91.6%	2.7%	1,211	1,199	1.0%
Virginia	3	597	2,502	2,311	8.3%	1,160	1,166	-0.5%	1,342	1,145	17.2%	97.4%	95.4%	2.0%	1,272	1,232	3.2%

Total / Weighted Average	51	14,995	$62,093	$59,462	4.4%	$27,999	$28,211	-0.8%	$34,094	$31,251	9.1%	95.2%	92.3%	2.9%	$1,325	$1,301	1.8%

(1)	Includes property operating expenses, real estate taxes and property management fees but excludes Non-Same Store expenses.
(2)	Table includes Evergreen at Coursey Place, which was sold on June 29, 2021.

RESOURCE REIT, INC.

Supplemental and Combined Same Store Portfolio Net Operating Income by State

SIX MONTHS ENDED JUNE 30, 2021 AND 2020

(Dollars in thousands, except rent per unit)

						Property Operating									Net Effective Rent
			Rental Income			Expenses (1)			Net Operating Income			Average Occupancy			Per Occupied Unit
	Number of				%			%			%			%			%
State	Properties	Units	2021	2020	Change	2021	2020	Change	2021	2020	Change	2021	2020	Change	2021	2020	Change
Alabama	2	480	$3,258	$3,038	7.2%	$1,655	$1,508	9.7%	$1,603	$1,530	4.8%	96.2%	92.5%	3.7%	$1,007	$996	1.1%
Arizona	2	866	6,523	5,803	12.4%	2,270	2,220	2.3%	4,253	3,583	18.7%	96.8%	93.3%	3.5%	1,183	1,093	8.2%
California	2	694	7,953	7,924	0.4%	3,321	3,297	0.7%	4,632	4,627	0.1%	95.2%	92.5%	2.7%	1,979	1,906	3.9%
Colorado	4	1,016	9,157	9,168	-0.1%	3,195	3,190	0.2%	5,962	5,978	-0.3%	92.5%	91.1%	1.4%	1,504	1,507	-0.2%
Florida	4	984	8,083	7,497	7.8%	3,766	3,694	1.9%	4,317	3,803	13.5%	96.7%	92.2%	4.5%	1,260	1,233	2.2%
Georgia	7	1,790	15,446	14,991	3.0%	6,930	7,007	-1.1%	8,516	7,984	6.7%	95.6%	92.6%	3.0%	1,365	1,359	0.4%
Illinois	4	1,251	11,913	11,484	3.7%	4,953	5,213	-5.0%	6,960	6,271	11.0%	95.9%	92.6%	3.3%	1,547	1,543	0.2%
Louisiana (2)	1	352	2,213	2,161	2.4%	1,097	995	10.3%	1,116	1,166	-4.3%	96.1%	94.8%	1.4%	975	969	0.6%
Minnesota	2	739	6,019	6,054	-0.6%	2,792	2,802	-0.4%	3,227	3,252	-0.8%	95.6%	94.7%	0.9%	1,324	1,276	3.7%
North Carolina	2	623	4,564	4,424	3.2%	1,819	1,864	-2.4%	2,745	2,560	7.2%	93.3%	93.2%	0.1%	1,199	1,171	2.4%
Ohio	1	156	1,419	1,489	-4.7%	590	592	-0.3%	829	897	-7.6%	91.7%	96.3%	-4.6%	1,257	1,264	-0.5%
Oregon	2	545	4,747	4,694	1.1%	1,990	1,870	6.4%	2,757	2,824	-2.4%	95.3%	92.9%	2.4%	1,398	1,417	-1.3%
Pennsylvania	1	133	1,342	1,247	7.6%	780	643	21.3%	562	604	-7.0%	97.0%	91.7%	5.2%	1,450	1,413	2.6%
Texas	14	4,769	35,590	34,724	2.5%	18,563	18,629	-0.4%	17,027	16,095	5.8%	94.2%	92.5%	1.7%	1,203	1,195	0.7%
Virginia	3	597	4,930	4,595	7.3%	2,333	2,303	1.3%	2,597	2,292	13.3%	97.1%	95.0%	2.1%	1,259	1,221	3.1%

Total / Weighted Average	51	14,995	$123,157	$119,293	3.2%	$56,054	$55,827	0.4%	$67,103	$63,466	5.7%	95.0%	92.8%	2.3%	$1,316	$1,297	1.5%

(1)	Includes property operating expenses, real estate taxes and property management fees but excludes Non-Same Store expenses.
(2)	Table includes Evergreen at Coursey Place, which was sold on June 29, 2021.

RESOURCE REIT, INC.

Supplemental Portfolio Information

THREE MONTHS ENDED JUNE 30, 2021

(Dollars in thousands, except rent per unit)

				Net Effective
		Number of		Rent per	Revenue per	Average
Property	Market	Units	Year Built	Occupied Unit (1)	Occupied Unit (2)	Occupancy
1000 Spalding	Atlanta, GA	252	1995	$1,370	$1,464	95.7%
81 Fifty at West Hills	Portland, OR	357	1985	1,392	1,531	95.0%
Adair off Addison	Dallas, TX	152	1980	1,136	1,241	96.1%
Adair off Addison II	Dallas, TX	200	1979	1,257	1,417	94.7%
Addison at Sandy Springs	Sandy Springs, GA	236	1987	1,226	1,313	94.1%
Arcadia	Centennial, CO	300	1984	1,580	1,698	96.0%
Aston at Cinco Ranch	Katy, TX	228	2000	1,358	1,434	98.1%
Bay Club	Jacksonville, FL	220	1990	1,262	1,360	97.0%
Bristol Grapevine	Grapevine, TX	376	1978 - 1981	1,051	1,172	95.8%
Bryant at Yorba Linda	Yorba Linda, CA	400	1986	2,157	2,059	95.1%
Calloway at Las Colinas	Irving, TX	536	1984	1,154	1,294	87.4%
Courtney Meadows	Jacksonville, FL	276	2001	1,245	1,414	98.2%
Crosstown at Chapel Hill	Chapel Hill, NC	411	1990	1,179	1,299	92.3%
Estates at Johns Creek	John’s Creek, GA	403	1999	1,662	1,943	96.3%
Evergreen at Coursey Place (3)	Baton Rouge, LA	352	2003	947	1,071	96.9%
Grand Reserve	Naperville, IL	319	1997	1,737	1,847	98.1%
Green Trails	Lisle, IL	440	1988	1,457	1,567	96.8%
Heritage Pointe	Gilbert, AZ	458	1989	1,181	1,299	98.0%
Indigo Creek	Glendale, AZ	408	1998	1,223	1,319	96.1%
Martin’s Point	Lombard, IL	256	1989	1,508	1,568	96.2%
Matthew’s Reserve	Matthews, NC	212	1998	1,238	1,344	95.0%
Maxwell Townhomes	San Antonio, TX	316	1983	1,124	1,234	85.4%
Meridian Pointe	Burnsville, MN	339	1989	1,405	1,502	95.0%
Montclair Terrace	Portland, OR	188	1968 - 2006	1,444	1,513	97.1%
Perimeter 5550	Atlanta, GA	165	1994	1,301	1,430	97.2%
Perimeter Circle	Atlanta, GA	194	1995	1,383	1,491	95.0%
Pines of York	Yorktown, VA	248	1976	1,061	1,198	98.2%
Point Bonita	Chula Vista, CA	294	1970 - 1988	1,739	1,877	96.7%
Providence in the Park	Arlington, TX	524	1997	1,298	1,390	91.1%
Ravina	Austin, TX	498	2001	1,253	1,431	97.6%
Retreat at Rocky Ridge	Birmingham, AL	206	1986	852	1,003	96.8%
Skyview	Westminster, CO	224	1985	1,294	1,414	85.9%
South Lamar Village	Austin, TX	208	1981	1,328	1,449	97.5%
Sunset Ridge	San Antonio, TX	324	1949	1,138	1,273	96.2%
Tech Center Square	Newport News, VA	208	1985	1,081	1,225	97.5%
Terraces at Lake Mary	Lake Mary, FL	284	1998	1,304	1,513	96.8%
The Brookwood Apartment Homes	Homewood, AL	274	1968	1,125	1,316	96.8%
The Cannery	Dayton, OH	156	1800s / 2011	1,361	1,678	91.7%
The Palmer at Las Colinas	Dallas, TX	476	1991	1,413	1,547	95.2%
The Summit	Alexandria, VA	141	1976	1,935	2,159	96.4%
The Westside Apartment Homes	Plano, TX	412	1984	1,139	1,314	93.7%
TrailPoint	The Woodlands, TX	271	1981	1,099	1,193	96.1%
Tramore Village	Austell, GA	324	1999	1,227	1,336	95.0%
Uptown Buckhead	Atlanta, GA	216	1989	1,263	1,376	96.7%
Verdant	Boulder, CO	216	1991	1,892	2,073	95.1%
Verona	Littleton, CO	276	1985	1,278	1,382	93.6%
Vista	Philadelphia, PA	133	1964	1,453	1,754	96.4%
Wimbledon Oaks	Arlington, TX	248	1986	1,128	1,260	95.2%
Windbrooke Crossing	Buffalo Grove, IL	236	1986	1,571	1,719	97.8%
Winthrop West	Riverview, FL	204	1990	1,252	1,386	96.8%
Woods at Burnsville	Burnsville, MN	400	1984	1,267	1,317	97.5%

Total / Weighted Average		14,995		$1,325	$1,451	95.2%

(1)	Represents the average net effective rent per occupied unit.
(2)	Represents total revenue per occupied unit.
(3)	Property sold on June 29, 2021.

RESOURCE REIT, INC.

Supplemental Mortgage Notes Payable Summary Information

AS OF JUNE 30, 2021
(Dollars in thousands)
		Term	Outstanding	Interest	Maturity
Property	Type	(months)	Principal (1)	Rate (2)	Date
1000 Spalding	Fixed	84	35,035	2.51%	12/1/2027
Addison at Sandy Springs	Floating	84	22,143	1.86%	5/1/2025
Arcadia	Fixed	84	56,810	2.57%	12/1/2027
Bay Club	Floating	84	20,651	1.97%	8/1/2024
Bristol Grapevine	Floating	84	32,855	1.81%	5/1/2025
Bryant at Yorba Linda	Floating	84	74,908	2.35%	4/15/2027
Calloway at Las Colinas	Fixed	84	51,935	2.57%	12/1/2027
Courtney Meadows	Floating	84	26,206	1.94%	1/1/2025
Crosstown at Chapel Hill	Floating	84	42,650	1.87%	7/1/2025
Grand Reserve	Floating	120	47,845	1.82%	5/1/2028
Green Trails	Floating	84	58,894	2.09%	6/1/2024
Indigo Creek	Floating	84	38,988	2.03%	5/1/2024
Martin’s Point	Floating	84	28,909	1.96%	11/1/2024
Matthew’s Reserve	Fixed	84	23,850	4.47%	9/1/2025
Maxwell Townhomes	Fixed	120	12,335	4.32%	1/1/2022
Meridian Pointe	Floating	84	37,912	2.00%	8/1/2024
Perimeter 5550	Floating	84	20,630	1.60%	1/1/2026
Perimeter Circle	Floating	84	26,115	1.60%	1/1/2026
Pines of York	Fixed	120	13,625	4.46%	12/1/2021
Point Bonita	Fixed	120	25,015	5.33%	10/1/2023
Ravina	Fixed	120	25,126	3.76%	5/1/2022
Skyview	Floating	120	28,029	2.46%	10/1/2026
Sunset Ridge	Floating	84	28,600	2.44%	11/1/2027
Terraces at Lake Mary	Floating	84	31,001	2.01%	9/1/2024
The Brookwood Apartment Homes	Fixed	120	18,897	4.82%	11/1/2021
The Summit	Fixed	84	27,580	3.84%	7/1/2026
TrailPoint	Floating	120	17,240	2.51%	11/1/2023
Tramore Village	Floating	84	32,492	1.90%	4/1/2025
Verdant	Fixed	84	47,146	2.57%	12/1/2027
Wimbledon Oaks	Fixed	84	18,410	4.33%	3/1/2026
Windbrooke Crossing	Floating	84	35,990	2.79%	1/1/2024
Winthrop West	Fixed	84	21,760	4.36%	10/1/2025
Woods at Burnsville	Floating	84	36,450	2.23%	2/1/2024
Structured Credit Facility - Advance 1	Fixed	120	235,205	2.79%	2/1/2031
Structured Credit Facility - Advance 2	Fixed	84	235,205	2.62%	2/1/2028
Structured Credit Facility - Floating	Floating	120	24,760	2.07%	2/1/2031

Total / Weighted Average			1,561,202	2.60%

(1)	Mortgage debt is non-recourse to the Company and encumbers the multifamily properties.
(2)	At June 30, 2021, one-month LIBOR in effect was 0.10%.

RESOURCE REIT, INC.

Supplemental Debt Summary

AS OF JUNE 30, 2021				Weighted
(Dollars in thousands)		Weighted		Average
	Amount	Avg Rate	Type	Maturity
Debt:
Mortgage notes payable - variable rate	713,268	2.08%	Floating	4.17
Mortgage notes payable - fixed rate	847,934	3.04%	Fixed	6.45

Total Mortgage notes payable	1,561,202	2.60%		5.41

Unamortized premium / deferred financing costs	(7,037)

Total mortgage notes payable, net	1,554,165
Secured revolving credit facility (1)	—	—
Equity Capitalization - period end	1,567,418

Total Capitalization	$3,121,583

(1)

Secured revolving credit facility has a total capacity of $100.0 million, including $15.0 million available in letters of credit, of which none was drawn as of June 30, 2021. Borrowings under the facility mature on May 20, 2024.

(2)

As of June 30, 2021, the Company maintains 21 interest rate caps with a combined notional value of $724.9 million with strike prices ranging from 1.45% to 5.84% (maturing May 2022) and maturity dates ranging from July 2021 to February 2026.

	Secured Fixed Debt	Secured Variable Debt	Total Debt	% of Total Debt	Weighted Average Interest rate
Debt Maturity Schedule:
2021	$32,522	$—	$32,522	2.1%	4.7%
2022	37,461	—	37,461	2.4%	3.9%
2023	25,015	17,240	42,255	2.7%	4.2%
2024	—	288,795	288,795	18.5%	2.1%
2025	45,610	156,346	201,956	12.9%	2.4%
2026	45,990	74,774	120,764	7.7%	2.7%
2027 +	661,336	176,113	837,449	53.7%	2.6%

Total	$847,934	$713,268	$1,561,202	100.0%	2.6%

RESOURCE REIT, INC.

Supplemental Debt Covenants and Encumbered Asset Information

AS OF JUNE 30, 2021

(Dollars in thousands)

Secured Revolving Credit Facility	Requirement		Actual		Compliance
Debt Covenant Summary:
Maximum total leverage ratio (1)	≤ 65%		52.4%		Yes
Minimum fixed charge coverage ratio (2)	≥ 1.35	x	1.77	x	Yes
Maximum secured recourse debt	≤ 5%		0.0%		Yes
Minimum tangible net worth	≥$678,834		$915,456		Yes

(1)	Steps down to 60% after 18 months (beginning the third quarter of 2022).
(2)	Steps up to 1.50x after 12 months (beginning the first quarter of 2022).

AS OF JUNE 30, 2021

(Dollars in thousands)

Encumbered Asset Information (3)	Total Properties	Total Units	% of Total	Gross Assets (6)	Debt	LTV	Q2 2021 NOI	% of Total
Encumbered assets - Corporate Level Facility (4)	5	931	6.4%	$103,087	$—	0.0%	$1,845	5.5%
Encumbered assets - Property Level (5)	33	9,842	67.2%	1,811,952	1,066,032	58.8%	22,734	67.7%
Encumbered assets - Structured Credit Level Facility (5)	12	3,870	26.4%	653,173	495,170	75.8%	8,987	26.8%

	50	14,643	100.0%	$2,568,212	$1,561,202	60.8%	$33,566	100.0%

(3)	The table above excludes the activity for Evergreen at Coursey Place for the three months ended June 30, 2021. The property was sold on June 29, 2021.
(4)	Secured revolving credit facility is secured by a pledge of the equity interests of certain of the Company’s subsidiaries.
(5)	Secured by mortgages.
(6)	Gross asset calculation excludes goodwill, cash, prepaids and other assets recorded at our corporate level.

RESOURCE REIT, INC.

Supplemental and Combined Capital Analysis

(Dollars in thousands)	As of
	June 30,		June 30,		March 31,
	2021		2020		2021
Capitalization:
NAV, per share	$9.06		$9.12		$9.06
Common shares & OP units outstanding	165,941		157,053		165,781

Market value of common equity	1,503,425		1,432,323		1,501,976
Preferred Operating Partnership Unit Liquidation Value	63,993		—		63,993

Equity capitalization	1,567,418		1,432,323		1,565,969

Total mortgage debt (1)	1,561,202		1,503,248		1,589,565
Secured revolving credit facility	—		—		—

Total debt outstanding	1,561,202		1,503,248		1,589,565
Less: Cash and cash equivalents	(174,604)		(108,543)		(147,078)

Total net debt	1,386,598		1,394,705		1,442,487

Total Enterprise Value	$2,954,016		$2,827,028		$3,008,456

Adjusted EBITDA (2)	$27,891		$21,966		$24,325

Total Net Debt / Adjusted EBITDA (3)	12.4	x	15.9	x	14.8	x
Total Net Debt / Enterprise Value	46.9%		49.3%		47.9%

(1)	Total mortgage debt breakdown presented on pg. 21 for June 30, 2021.
(2)	Adjusted EBITDA reconcilation presented on pg. 16.
(3)	Adjusted EBITDA is shown on an annualized basis for periods shorter than one year.

RESOURCE REIT, INC.

Supplemental and Combined Capital Expenditures (1)

(Dollars in thousands, except per unit)	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2021	2020	2021	2020
Total Same-Store properties / units	14,995	14,995	14,995	14,995

Recurring	$1,201	$1,213	$2,078	$2,304
Non-Recurring	2,582	1,087	3,591	1,750

Capital Expenditures - Same Store	$3,783	$2,300	$5,669	$4,054
Capital Expenditures, per unit - Same Store	$252	$153	$378	$270

Value Add	732	2,471	1,158	8,863

Total Capital Spend - Same Store	$4,515	$4,771	$6,827	$12,917
Total Capital Spend, per unit - Same Store	$301	$318	$455	$861

All properties / units	14,995	14,995	14,995	14,995

Recurring	$1,201	$1,213	$2,078	$2,304
Non-Recurring	2,582	1,087	3,591	1,750

Capital Expenditures - All	$3,783	$2,300	$5,669	$4,054
Capital Expenditures, per unit - All	$252	$153	$378	$270

Value Add	732	2,471	1,158	8,863

Total Capital Spend - All	$4,515	$4,771	$6,827	$12,917
Total Capital Spend, per unit - All	$301	$318	$455	$861

(1)	The above table reflects total capital spent on fixed assets placed in service for the periods presented.

RESOURCE REIT, INC.

Non-GAAP Financial Measures and Other Definitions

Average Occupancy

Average occupancy represents the daily average occupied units for the reporting period divided by the total number of units, expressed as a percentage.

Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”) and Adjusted EBITDA

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA represents net income (loss) (computed in accordance with GAAP) before interest expense, including amortization of deferred financing costs, income tax expense and depreciation and amortization expenses.

Adjusted EBITDA further excludes certain other non-cash or non-operating gains or losses related to items such as asset sales, debt extinguishments and acquisition related debt extinguishment expenses, casualty losses, transaction and related Merger costs and abandoned deal costs. The Company considers both EBITDA and Adjusted EBITDA to be appropriate supplemental measures of performance because they eliminate interest, income taxes, depreciation and amortization, other non-cash or non-operating gains and losses and one-time items which permit investors to view income from operations without these non-cash or non-operating items.

Funds From Operations (“FFO”) and Core FFO

FFO and Core FFO are non-GAAP financial performance measures. FFO is widely recognized as a measure of operating performance for a REIT. The Company uses FFO as defined by Nareit to be net income or loss, computed in accordance with GAAP, excluding depreciation and amortization related to real estate, gains and losses from the sale of certain real estate assets, impairment write-downs of certain real estate assets and investments in entities when the impairment is directly attributable to decreases in the value of depreciable real estate held by the entity and after related adjustments for noncontrolling interests. The Company believes that FFO is helpful to investors and management as a measure of operating performance.

Core FFO includes certain adjustments to FFO for non-routine items or items not considered core to business operations. Core FFO adjusts FFO to exclude equity compensation expense, losses on extinguishment of debt and modification costs, transaction (including Self-Management) costs, amortization of deferred financing costs, amortization of intangible lease assets, debt premium or discount amortization, realized losses on fair value adjustments related to interest rate caps, and casualty gains and losses. The Company believes that Core FFO is helpful to investors and management as a measure of operating performance.

Generally Accepted Accounting Principles (“GAAP”)

The Company defines GAAP as generally accepted accounting principles in the United States.

Interest Coverage

Interest coverage is a ratio computed by dividing Adjusted EBITDA by interest expense.

RESOURCE REIT, INC.

Net Debt

Net debt is calculated as total debt less cash and cash equivalents. The Company believes that Net Debt is a helpful measure of its credit position and progress towards reducing overall leverage.

Supplemental and Combined Reconciliation of Debt to Net Debt

(Dollars in thousands)	As of
	June 30, 2021		June 30, 2020		March 31, 2021
Total mortgage debt	$1,561,202		$1,503,248		$1,589,565
Secured revolving credit facility	—		—		—

Total debt outstanding	1,561,202		1,503,248		1,589,565
Less: Cash and cash equivalents	(174,604)		(108,543)		(147,078)

Total net debt	$1,386,598		$1,394,705		$1,442,487

Adjusted EBITDA	$27,891		$21,966		$24,325
Total Net Debt / Adjusted EBITDA	12.4	x	15.9	x	14.8	x

Enterprise Value	$2,954,016		$2,827,028		$3,008,456
Total Net Debt / Enterprise Value	46.9%		49.3%		47.9%

Net Effective Rent Per Occupied Unit

Net effective rent per occupied unit represents the average of gross potential rent net of gain/loss to lease, less vacancy, non-revenue units and concessions, divided by the average occupancy (in units) for the period presented.

Net Operating Income (“NOI”)

NOI is a non-GAAP financial performance measure. The Company defines NOI as total property revenue less total property expenses, excluding interest expense, depreciation and amortization and non-recurring and recurring expenses that are not reflective of the continuing operations of the properties. The Company uses NOI to evaluate the performance of the portfolio on a Same Store and Non-Same Store basis because it reflects the core operations of property performance without the other corporate level and non-recurring items not related to the Company’s properties and their continuing operations. NOI should only be used as an alternative measure of performance.

Same Store Properties and Same Store Portfolio

The Company defines Same Store properties as properties that were in the Company’s portfolio for the entirety of the comparative periods presented. The Company reviews the Same Store portfolio at the beginning of each calendar year and adds properties that were owned at the beginning of the previous year. Properties that are held-for-sale or that have been sold are excluded from the Same Store portfolio. However, notwithstanding the foregoing, for the three months ended June 30, 2021, Evergreen at Coursey Place, which was sold on June 29, 2021, was included since the property’s operations contributed almost an entire quarter of activity. The Company believes this is helpful when comparing to prior period results.

RESOURCE REIT, INC.

Total Gross Assets

Total Gross Assets equals total assets plus accumulated depreciation and amortization, including fully depreciated real estate assets that are still in service. The following table provides a reconciliation of total assets to total gross assets.

(Dollars in thousands)	As of
	June 30,	June 30,	March 31,
	2021	2020	2021
Total assets	$2,495,580	$1,963,927	$2,522,863
Plus: accumulated depreciation	304,558	418,475	295,862
Plus: accumulated amortization	33,373	48,971	30,069

Total gross assets	$2,833,511	$2,431,373	$2,848,794